UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 12, 2014

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HSBC USA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue

New York, New York, 10018

(Address of Principal Executive Offices, Including Zip Code)

(212) 525-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 12, 2014, HSBC North America Holdings Inc. (“HSBC North America”), the indirect parent company of HSBC USA Inc. (“HSBC USA”), announced that HSBC USA and its affiliates reached an agreement with the Federal Housing Finance Agency (“FHFA”) (as conservator for Fannie Mae and Freddie Mac) to settle the claims brought by FHFA in 2011 related to residential mortgage-backed securities (“RMBS”) that Fannie Mae and Freddie Mac purchased from HSBC between 2005 and 2007.  The cost for resolving this matter is partially covered by reserves as of the second quarter of 2014. HSBC USA expects to pay $297 million of the total settlement amount of $550 million and take a charge of $108 million in the third quarter of 2014 on a U.S. GAAP basis.  On an IFRS basis, HSBC USA and its affiliates expect to take an aggregate charge of $550 million in the third quarter of 2014, of which $297 million will be recorded in the consolidated financial statements of HUSI.

A copy of HSBC North America’s press release is attached as exhibit 99.1 to this report and is incorporated herein by reference.

This current report (including exhibit 99.1 to this report) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of HSBC USA Inc.’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in HSBC USA Inc.’s filings with the U.S. Securities and Exchange Commission, including in HSBC USA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements are based on our current views and assumptions and speak only as of the date they are made. HSBC USA Inc. undertakes no obligation to update any forward-looking statement to reflect subsequent circumstances or events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc.

	By:	/s/ Stuart A. Alderoty

	Name:	Stuart A. Alderoty
	Title:	Senior Executive Vice President and General Counsel
Date: September 12, 2014

Exhibit Index

Exhibit No. Description

99.1	Press Release dated September 12, 2014